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               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT
            PURSUANT TO SECTION 13 OR 15(D) OF
            THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of Earliest Event Reported)
                     August 22, 1995


           E. I. du Pont de Nemours and Company
  (Exact Name of Registrant as Specified in Its Charter)


   Delaware              1-815             51-0014090
(State or Other       (Commission       (I.R.S. Employer
Jurisdiction of       File Number)     Identification No.)
Incorporation)

                    1007 Market Street
                Wilmington, Delaware 19898
         (Address of principal executive offices)


Registrant's telephone number,
       including area code: (302) 774-1000


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

                         SIGNATURE



       Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                      E. I. DU PONT DE NEMOURS AND COMPANY
                                 (Registrant)


                        /s/ D. B. Smith
                      -----------------------------------
                                 D. B. Smith
                            Assistant Controller



August 22, 1995

Item 5.  Other Events

       In connection with Debt and/or Equity Securities that may be offered on a delayed or continuous basis under Registration Statements on Form S-3 (No. 33-48128,
No. 33-53327 and No. 33-61339), we hereby file the following press release.



  Exhibit
  Number                 Description of Exhibit

   99            Press release of registrant in response
                 to the $115,000,000 fine issued by U.S.
                 District Judge Robert J. Elliott of
                 Columbus, Georgia on August 21, 1995
                 against the registrant for allegedly
                 withholding key evidence in a 1993 trial which was part of the continuing Benlate
                 DF fungicide litigation. The 1993 trial was settled before the jury reached a verdict.

                       EXHIBIT INDEX



Exhibit
Number                         Description

 99              Press release of registrant in response
                 to the $115,000,000 fine issued by U.S.
                 District Judge Robert J. Elliott of
                 Columbus, Georgia on August 21, 1995
                 against the registrant for allegedly
                 withholding key evidence in a 1993 trial which was part of the continuing Benlate
                 DF fungicide litigation. The 1993 trial was settled before the jury reached a verdict.

                                          EXHIBIT 99


       "We are greatly disappointed by the judge's ruling, but not surprised since this court has ruled against DuPont on essentially every issue beginning with pretrial hearings. We will appeal this unreasonable decision."

       "Unfortunately, the plaintiff's attorneys in this proceeding have not focused on the question of injury to plants but rather on claims of discovery abuse. They have repeatedly protested that documents were not submitted on a timely basis, in the proper order, or in a manner most convenient to them. Millions of documents have always been open and available to these plaintiffs attorneys as they have been in the dozens of other cases involved in the 'Benlate' litigation. Unlike most other courts which have dismissed or never even been asked to consider such complaints, this court has condoned and accepted
Plaintiffs' Attorney Neal Pope's 'discovery abuse' strategy and, has scolded and sanctioned DuPont lawyers for being unable to meet every whimsical demand of these plaintiffs."

       "We want to assure all DuPont customers, shareholders, employees and the general public that no DuPont employees nor any of the company's attorneys ever concealed or withheld any data illegally or inappropriately. And that Alston and Bird, our attorneys in Georgia and elsewhere, acted honorably and ethically in this regard. However, it is obvious that, even with our best efforts, we will not be able to satisfy this court."